EXHIBIT 99.1
Home Solutions Announces Agreement in Principle to Resolve Seller Note
Second Quarter Results Release and Conference Call Delayed Until Thursday, August 9th
Company Intends to Reflect Settlement of Note in Second Quarter Financial Results and to Discuss Terms on Conference Call
DALLAS—(BUSINESS WIRE)—Home Solutions of America, Inc. (Nasdaq: HSOA; the “Company” or “Home Solutions”), a provider of restoration, construction and interior services to commercial and residential customers, announced today that it has reached an agreement in principal to resolve the Fireline Restoration, Inc. (“Fireline”) seller note and as a result will delay the conference call announcing release of its second quarter results for the period ended June 30, 2007 until Thursday, August 9, 2007after the market closes. The Company will hold a conference call and webcast to discuss the results and business outlook at 4:30 p.m. EST that day.
The delay is to give the Company additional time to finalize the definitive terms of its agreement with Brian Marshall, a director and the Executive Vice President of the Company, to settle the $21,650,000 note that was issued to Mr. Marshall in partial consideration for the Company’s acquisition of the capital stock of Fireline and to obtain required consents, including its lender and an independent committee of the Board. The Company intends for the settlement to be effective June 30, 2007 and to reflect the financial terms of the settlement of the $21,650,000 note in its second quarter financial statements. The settlement is expected to be reflected as a “Subsequent Event” in the Company’s 10-Q for the second quarter and will be discussed in the Company’s earnings announcement conference call.
The conference call will take place at 4:30 p.m. eastern time. Interested participants should call (888) 578-6632 within the United States or (719) 955-1564 internationally. Please use passcode 4897627. A playback of the conference will be available two hours after the completion of the call. To listen to the playback, please call (888) 203-1112 within the United States or (719) 457-0820 internationally. Please use passcode 4897627. The call will also be webcast and will be available on the Company’s web site at www.hsoacorp.com in the Investor Relations section under Presentations.
About Home Solutions of America, Inc.
Home Solutions of America, Inc. is a provider of restoration, construction and interior services to commercial and residential customers. Its Fireline subsidiary is involved in providing construction services, rebuilding, catastrophic storm response and contents restoration for commercial, industrial and residential properties. Based in Tampa, Fireline is certified in multiple aspects of the restoration industry, including smoke, fire, water and mold. The Company has operations in California, Texas, Florida, Alabama, Georgia, Louisiana, Mississippi and North Carolina. For additional information, please visit the Company’s Web site at http://www.hsoacorp.com.
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Cautionary Notice
This press release contains forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws. Such forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to them. The Company has no obligation to update such forward-looking statements. Actual results may vary significantly from these forward-looking statements based on a variety of factors. These risks and uncertainties include, but are not limited to, the Company’s ability to obtain the required consents to the settlement of the promissory note issued to Brian Marshall, future financial performance, business prospects, ability to win new contracts, the performance under existing contracts, the timing of completion of projects, ability to secure bonding, ability to secure labor in markets where it does not have a labor force, performance of subcontractors and the ability to collect accounts receivable. In addition, there can be no assurance that the actions taken or to be taken by the Company as described herein will result in increased revenues. Other important factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 in the section entitled “Risk Factors”.
Contact:
Home Solutions of America, Inc., Dallas
Matt Kreps, 214-623-8486